                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                  April 1, 2002
                Date of Report (Date of earliest event reported)



                      THE MAJOR AUTOMOTIVE COMPANIES, INC.
             (Exact name of registrant as specified in its charter)


        Nevada                        000-29182                11-3292094
       -------------------          ----------------         ---------------
       (State or other                (Commission             (IRS Employer
        jurisdiction of               File Number)           Identification No.)
        incorporation)


              43-40 Northern Boulevard, Long Island City, NY 11101
               (Address of principal executive offices) (Zip Code)


      (Registrant's telephone number, including area code): (718) 937-3700


                                       N/A

              -----------------------------------------------------
          (Former name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS

Mr. James R. Wallick has resigned as a director of The Major Automotive Companies, Inc. Reference is made to the Company's Press Release dated April 1, 2002, attached hereto as Exhibit 99.5.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c)       Exhibits

Exhibit 99.5 Press Release of the Company dated April 1, 2002.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 5, 2002

                                            THE MAJOR AUTOMOTIVE COMPANIES, INC.


                                            By: /s/ Bruce Bendell
                                                -------------------------------
                                           Name:  Bruce Bendell
                                           Title: President and
                                                  Chief Executive Officer